                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT



                                                   Settlement Date     7/31/2002
                                                   Determination Date  8/12/2002
                                                   Distribution Date   8/15/2002


I.       All Payments on the Contracts                                                                                 6,703,494.28
II.      All Liquidation Proceeds on the Contracts with respect to Principal                                              87,052.01
III.     Repurchased Contracts                                                                                                 0.00
IV.     Investment Earnings on Collection Account                                                                          2,582.90
V.      Servicer Monthly Advances                                                                                        103,976.82
VI.     Distribution from the Reserve Account                                                                            135,985.90
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                               84,031.41
VIII.   Transfers to the Pay-Ahead Account                                                                              (37,923.54)

IX.     Less:  Investment Earnings distributions                                                                         (2,582.90)
          (a)  To Sellers with respect to the Collection Account                                                              0.00
          (b)  To Sellers with respect to the Pay-Ahead Account
X.    Deposits in error                                                                                                        0.00
Total available amount in Collection Account                                                                          $7,076,616.88
                                                                                                                     ==============


DISTRIBUTION AMOUNTS                                                              Cost per $1000
---------------------------------                                                -----------------
1.   (a)  Class A-1 Note Interest Distribution                                                               0.00
     (b)  Class A-1 Note Principal Distribution                                                              0.00
             Aggregate Class A-1 Note Distribution                                  0.00000000                                0.00

2.   (a)  Class A-2 Note Interest Distribution                                                               0.00
     (b)  Class A-2 Note Principal Distribution                                                              0.00
            Aggregate Class A-2 Note Distribution                                   0.00000000                                0.00

3.   (a)  Class A-3 Note Interest Distribution                                                               0.00
     (b)  Class A-3 Note Principal Distribution                                                              0.00
            Aggregate Class A-3 Note Distribution                                   0.00000000                                0.00

4.   (a)  Class A-4 Note Interest Distribution                                                               0.00
     (b)  Class A-4 Note Principal Distribution                                                              0.00
           Aggregate Class A-4 Note Distribution                                    0.00000000                                0.00

5.   (a)  Class A-5 Note Interest Distribution                                                               0.00
     (b)  Class A-5 Note Principal Distribution                                                              0.00
            Aggregate Class A-5 Note Distribution                                   0.00000000                                0.00

6.   (a)  Class A-6 Note Interest Distribution                                                               0.00
     (b)  Class A-6 Note Principal Distribution                                                              0.00
            Aggregate Class A-6 Note Distribution                                   0.00000000                                0.00

7.   (a)  Class A-7 Note Interest Distribution                                                               0.00
     (b)  Class A-7 Note Principal Distribution                                                              0.00
            Aggregate Class A-7 Note Distribution                                   0.00000000                                0.00

8.   (a)  Class A-8 Note Interest Distribution                                                          35,132.68
     (b)  Class A-8 Note Principal Distribution                                                      5,893,988.84
            Aggregate Class A-8 Note Distribution                                   69.75437077                       5,929,121.52

9.   (a)  Class A-9 Note Interest Distribution                                                         321,266.67
     (b)  Class A-9 Note Principal Distribution                                                              0.00
            Aggregate Class A-9 Note Distribution                                   5.26666667                          321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                                         345,041.67
     (b)  Class A-10 Note Principal Distribution                                                             0.00
            Aggregate Class A-10 Note Distribution                                  5.30833333                          345,041.67

11.  (a)  Class B Certificate Interest Distribution                                                     244,679.31
     (b)  Class B Certificate Principal Distribution                                                         0.00
            Aggregate Class B Certificate Distribution                              5.45000000                          244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                                74,026.01
       (b)  Reimbursement of prior Monthly Advances                                                     162,481.72
               Total Servicer Payment                                                                                   236,507.73

13.  Deposits to the Reserve Account                                                                                          0.00

Total Distribution Amount                                                                                            $7,076,616.88
                                                                                                                    ==============

Reserve Account distributions:
-------------------------------------------
      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                      0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                           0.00
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                                 0.00
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                      0.00
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                      $0.00
                                                                                                      =========


                INTEREST
--------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @ 5.598%                                                                    0.00
        (b) Class A-2 Notes    @ 5.852%                                                                    0.00
        (c) Class A-3 Notes    @ 5.919%                                                                    0.00
        (d) Class A-4 Notes    @ 6.020%                                                                    0.00
        (e) Class A-5 Notes    @ 6.050%                                                                    0.00
        (f) Class A-6 Notes    @ 6.130%                                                                    0.00
        (g) Class A-7 Notes    @ 6.140%                                                                     0.00
        (h) Class A-8 Notes    @ 6.230%                                                                35,132.68
        (i) Class A-9 Notes    @ 6.320%                                                              321,266.67
        (j) Class A-10 Notes   @ 6.370%                                                              345,041.67
                     Aggregate Interest on Notes                                                                          701,441.01
        (k) Class B Certificates @ 6.540%                                                                                 244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                0.00
        (b) Class A-2 Notes                                                                                0.00
        (c) Class A-3 Notes                                                                                0.00
        (d) Class A-4 Notes                                                                                0.00
        (e) Class A-5 Notes                                                                                0.00
        (f) Class A-6 Notes                                                                                0.00
        (g) Class A-7 Notes                                                                                0.00
        (h) Class A-8 Notes                                                                                0.00
        (i) Class A-9 Notes                                                                                0.00
        (j) Class A-10 Notes                                                                               0.00
        (k) Class B Certificates                                                                           0.00

3.   Total Distribution of Interest                                              Cost per $1000
                                                                                 --------------
        (a) Class A-1 Notes                                                        0.00000000              0.00
        (b) Class A-2 Notes                                                        0.00000000              0.00
        (c) Class A-3 Notes                                                        0.00000000              0.00
        (d) Class A-4 Notes                                                        0.00000000              0.00
        (e) Class A-5 Notes                                                        0.00000000              0.00
        (f) Class A-6 Notes                                                        0.00000000              0.00
        (g) Class A-7 Notes                                                        0.00000000              0.00
        (h) Class A-8 Notes                                                        0.41332560         35,132.68
        (i) Class A-9 Notes                                                        5.26666667        321,266.67
        (j) Class A-10 Notes                                                       5.30833333        345,041.67
                     Total Aggregate Interest on Notes                                                                  701,441.01
        (k) Class B Certificates                                                   5.45000000                           244,679.31



              PRINCIPAL
--------------------------------------------------
                                                                                No. of Contracts
                                                                                -----------------
1.   Amount of Stated Principal Collected                                                          2,364,864.25
2.   Amount of Principal Prepayment Collected                                          198         3,119,029.19
3.   Amount of Liquidated Contract                                                     14            410,095.40
4.   Amount of Repurchased Contract                                                     0                 0.00

       Total Formula Principal Distribution Amount                                                                     5,893,988.84

5.   Principal Balance before giving effect to Principal Distribution                               Pool Factor
                                                                                                    -----------
        (a) Class A-1 Notes                                                                          0.0000000                 0.00
        (b) Class A-2 Notes                                                                          0.0000000                 0.00
        (c) Class A-3 Notes                                                                          0.0000000                 0.00
        (d) Class A-4 Notes                                                                          0.0000000                 0.00
        (e) Class A-5 Notes                                                                          0.0000000                 0.00
        (f) Class A-6 Notes                                                                          0.0000000                 0.00
        (g) Class A-7 Notes                                                                          0.0000000                 0.00
        (h) Class A-8 Notes                                                                          0.0796133         6,767,128.53
        (i) Class A-9 Notes                                                                          1.0000000        61,000,000.00
        (j) Class A-10 Notes                                                                         1.0000000        65,000,000.00
        (k) Class B Certificates                                                                     1.0000000        44,895,285.54


6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                                                       Cost per $1000
                                                                                  ---------------
        (a) Class A-1 Notes                                                         0.00000000                                 0.00
        (b) Class A-2 Notes                                                         0.00000000                                 0.00
        (c) Class A-3 Notes                                                         0.00000000                                 0.00
        (d) Class A-4 Notes                                                         0.00000000                                 0.00
        (e) Class A-5 Notes                                                         0.00000000                                 0.00
        (f) Class A-6 Notes                                                         0.00000000                                 0.00
        (g) Class A-7 Notes                                                         0.00000000                                 0.00
        (h) Class A-8 Notes                                                         69.34104518                        5,893,988.84
        (i) Class A-9 Notes                                                         0.00000000                                 0.00
        (j) Class A-10 Notes                                                        0.00000000                                 0.00
        (k) Class B Certificates                                                    0.00000000                                 0.00

8.   Principal Balance after giving effect to Principal Distribution                                Pool Factor
                                                                                                    -----------
        (a) Class A-1 Notes                                                                         0.0000000                  0.00
        (b) Class A-2 Notes                                                                         0.0000000                  0.00
        (c) Class A-3 Notes                                                                         0.0000000                  0.00
        (d) Class A-4 Notes                                                                         0.0000000                  0.00
        (e) Class A-5 Notes                                                                         0.0000000                  0.00
        (f) Class A-6 Notes                                                                         0.0000000                  0.00
        (g) Class A-7 Notes                                                                         0.0000000                  0.00
        (h) Class A-8 Notes                                                                         0.0102722            873,139.69
        (i) Class A-9 Notes                                                                         1.0000000         61,000,000.00
        (j) Class A-10 Notes                                                                        1.0000000         65,000,000.00
        (k) Class B Certificates                                                                    1.0000000         44,895,285.54


                   POOL DATA
------------------------------------------------------                                               Aggregate
                                                                                No. of Contracts   Principal Balance
                                                                                ----------------   -----------------
1.   Pool Stated Principal Balance as of 7/31/2002                                 7,284          171,768,425.23

2.   Delinquency Information                                                                                          % Delinquent
                                                                                                                      ------------
              (a) 31-59 Days                                                          66            1,405,593.64         0.818%
              (b) 60-89 Days                                                          26              982,485.27         0.572%
              (c) 90-119 Days                                                         18              439,908.92         0.256%
              (d) 120 Days +                                                          50            1,452,042.89         0.845%


3.   Contracts Repossessed during the Due Period                                      10              411,347.52

4.   Current Repossession Inventory                                                   16              690,016.77

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                     14              410,095.40
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                     87,052.01
                                                                                                  ---------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    323,043.39

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     6,020,192.41

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)               1,158                            18,132,677.32

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.172%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                80.973



               TRIGGER ANALYSIS
---------------------------------------------
1.   (a)  Average Delinquency Percentage                         1.994%
     (b)  Delinquency Percentage Trigger in effect ?                                 NO

2.   (a)  Average Net Loss Ratio                                 0.077%
     (b)  Net Loss Ratio Trigger in effect ?                                         NO
     (c)  Net Loss Ratio (using ending Pool Balance)             0.191%

3.   (a)  Servicer Replacement Percentage                        0.127%
     (b)  Servicer Replacement Trigger in effect ?                                   NO



                 MISCELLANEOUS
-----------------------------------------------
1.   Monthly Servicing Fees                                                                                               74,026.01

2.   Servicer Advances                                                                                                   103,976.82

3.    (a)  Opening Balance of the Reserve Account                                                                      8,863,424.86
      (b)  Deposits to the Reserve Account                                                                 0.00
      (c)  Investment Earnings in the Reserve Account                                                 12,491.46
      (d)  Distribution from the Reserve Account                                                    (135,985.90)
      (e)  Ending Balance of the Reserve Account                                                                       8,739,930.42

4.   Specified Reserve Account Balance                                                                                 8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                      178,018.89
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                              37,923.54
      (c)  Investment Earnings in the Pay-Ahead Account                                                    0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                            (84,031.41)
      (e)  Ending Balance in the Pay-Ahead Account                                                                       131,911.02
